SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

                Date of Report (Date of earliest event reported)
                                 April 15, 1997

                           WHG BANCSHARES CORPORATION
                           --------------------------
             (Exact name of Registrant as specified in its Charter)

       Maryland                       0-27606         52-1953867
       --------                       -------         ----------
(State or other jurisdiction      (SEC File No.)      (IRS Employer
    of incorporation)                                 Identification
                                                         Number)

1505 York Road, Lutherville, Maryland                   21093
-------------------------------------                   -----
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:(410) 583-8700
                                                   --------------

                                 Not Applicable
--------------------------------------------------------------------------------
          (Former name or former address, if changed since last Report)


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                           WHG BANCSHARES CORPORATION

                      INFORMATION TO BE INCLUDED IN REPORT
                      ------------------------------------


Item 5.  Other Events
-------  ------------

         On April 15, 1997, the Registrant announced its earnings for the six months ended March 31, 1997, the declaration of a quarterly cash dividend and that it had received the necessary regulatory and Board approval to initiate a repurchase of 5% or 76,952 shares of its outstanding common stock in the open market pursuant to a stock repurchase program. The Registrant announced that the repurchases would be made from time to time, subject to the availability of stock.

         For further details, reference is made to the Press Release dated April 15, 1997, which attached hereto as Exhibit 99.1 and incorporated herein by this reference.

Item 7.  Financial Statements, Pro Forma Financial Information
         and Exhibits
--------------------------------------------------------------

Exhibit 99.1 -- Press Release dated April 15, 1997.
------------

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                              WHG BANCSHARES CORPORATION

Date: April 17, 1997                          By:  /s/ Peggy J. Stewart
     ------------------------                      ---------------------
                                                   Peggy J. Stewart
                                                   President and Chief
                                                   Executive Officer